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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 28, 2004
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                  OHIO                                         13-1955943
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                        Identification No.)

          37 WEST BROAD STREET                                    43215
             COLUMBUS, OHIO                                    (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 28, 2004, Lancaster Colony Corporation issued a press release announcing its results for the three months ended September 30, 2004. The press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:

           99.1     Press Release dated October 28, 2004, filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)



Date:  October 28, 2004                By:  /s/JOHN L. BOYLAN
     ------------------                   -------------------------------------
                                               John L. Boylan
                                               Treasurer, Vice President,
                                               Assistant Secretary and
                                               Chief Financial Officer
                                               (Principal Financial
                                               and Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION                                             LOCATED AT
------   -----------                                             ----------

99.1     Press Release dated October 28, 2004.................   Filed herewith